INCOME TAXES	6 Months Ended
Jun. 30, 2020
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
Income tax expense is the total of the current and deferred income taxes. Current income tax is the expected tax expense, payable or receivable on taxable income or loss for the period, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable or receivable in respect of previous years. Deferred income tax is the tax asset or liability resulting from a difference in income recognition between enacted or substantively enacted local tax law and group IFRS accounting.
Income tax expense consisted of the following for the six and three-month periods ended June 30:

	Six-month period		Three-month period
	2020	2019	2020	2019
Current income taxes	152	250	97	163
Deferred income taxes	(8)	10	(29)	18
Income tax expense	144	260	68	181
Effective tax rate	32.9%	30.1%	28.0%	70.7%

The difference between the statutory tax rate in the Netherlands (25.0%) and the effective corporate income tax rate for the Group in the six and three-month periods ending June 30, 2020 (32.9% and 28.0%, respectively) was primarily driven by a number of non-deductible expenses incurred by the Group in various countries, which are recorded in our consolidated income statement, as well as withholding taxes accrued for forecasted dividends from our operating companies.
The difference between the statutory tax rate in the Netherlands (25.0%) and the effective corporate income tax rate for the Group in the six and three-month periods ending June 30, 2019 (30.1% and 70.7%, respectively) was primarily driven by profitability in countries with a higher nominal rate and income tax losses, primarily within holding entities in the Netherlands, for which no deferred tax-asset has been recognized.